EXHIBIT 10.1


                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         AGREEMENT (the "Agreement"), dated as of ____________ __, 2004, by and between each of the entities listed on the signature page hereof (each, a "Stockholder" of either Optron Technologies, Inc., a Nevada corporation ("OTI"), or Cadogan Investments Limited ("Cadogan"), and collectively, the "Stockholders"), and Cetalon Corporation, a Nevada corporation with an office at 1801 Century Park East, Suite 1830, Los Angeles, California 90067 (the "Purchaser") and, solely with respect to its respective representations and warranties, related indemnification obligations, and miscellaneous provisions, OTI and Pointe Capital Limited ("Pointe").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, OTI was recently organized to facilitate a business combination transaction among OTI, Cadogan (with its subsidiary, Optron (Pty) Ltd, a South African company ("OPL" or the "Business"), and the Purchaser, or an alternative publicly tradable company;

         WHEREAS, Cadogan, a wholly owned subsidiary of Pointe, owns of record and beneficially all of the issued and outstanding common stock of OPL and none of the issued and outstanding 1,400,000 shares of preferred stock of OPL;

         WHEREAS, the Stockholders collectively own 100% of the issued and outstanding common stock of OTI and Cadogan (the common stock of OTI shall be referred to as the "OTI Shares"; the common stock of Cadogan shall be referred to as the "Cadogan Shares"; and the common stock of OTI and Cadogan shall be jointly referred to as the "Shares");

         WHEREAS, each Stockholder, after completion of the share exchange described herein will own of record and beneficially the number of shares of the Purchaser's common stock, par value $0.0001 (the "Purchaser's Common Stock"), set forth opposite each such Stockholder's name on the annexed SCHEDULE 1;

         WHEREAS, the Purchaser, is a company operating under the protection of Chapter 11 of Title 11 of the of the United States Codes and that has filed a Disclosure Statement and Plan of Reorganization (the "Plan of Reorganization") with the United States Bankruptcy court for the Central District of California, Los Angeles Division (the "Bankruptcy Court");

         WHEREAS, the Purchaser will divest itself of all of its assets effective on the effective date of the Plan of Reorganization through the transfer of all its assets to a Liquidating Trust; and

         WHEREAS, the Stockholders are desirous of selling 100% of the Shares to the Purchaser in exchange for an aggregate of 8,074,999 shares of the Purchaser's Common Stock, representing approximately 78% of then-issued and outstanding common stock of the Purchaser.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:

                                   ARTICLE 1.

                               EXCHANGE OF SHARES

         SECTION 1.1 SALE OF SHARES. On the terms and subject to the conditions set forth in this Agreement, each Stockholder, severally and not jointly, hereby agrees to sell, assign, transfer and deliver the Shares owned by it to the Purchaser, free and clear of all liens, claims, charges or encumbrances, and the Purchaser hereby agrees to purchase the Shares from the Stockholders, at the Closing, for the consideration set forth in Section 1.2 hereof.

         SECTION 1.2 PURCHASE PRICE. In exchange for the Shares, the Purchaser shall issue and deliver to the Stockholders, at the Closing, an aggregate of 8,075,000 shares of the Purchaser's Common Stock (the "Exchange Shares"), which shall represent approximately 77.644% of the then total issued and outstanding shares of the Purchaser's Common Stock, free and clear of all liens, claims, charges or encumbrances. The Stockholders of OTI shall be issued a total of 1,800,000 Exchange Shares and the Stockholders of Cadogan shall be issued a total of 6,275,000 Exchange Shares. The number of Exchange Shares to be issued to each Stockholder of OTI shall be based on each Stockholder's proportionate percentage ownership of OTI, which for purposes hereof shall be equal to the product of the Stockholder's percentage ownership of OTI multiplied by 1,800,000. The number of Exchange Shares to be issued to each Stockholder of Cadogan shall be based on each Stockholder's proportionate percentage ownership of Cadogan, which for purposes hereof shall be equal to the product of the Stockholder's percentage ownership of Cadogan multiplied by 6,275,000

         SECTION 1.3 DELIVERY OF SHARES. Subject to the terms and conditions hereof, at the Closing, (a) the Stockholders shall transfer to the Purchaser the Shares by delivering the stock certificates evidencing the Shares, accompanied by duly endorsed stock powers, with signatures guaranteed, in form and substance satisfactory to the Purchaser permitting the transfer of the Shares to the Purchaser; and (b) the Purchaser shall deliver to each Stockholder stock certificate(s) registered in the name of such Stockholder representing the Exchange Shares issued to such Stockholder.

         SECTION 1.4 SUPPLEMENTAL ACTION. If, at any time after the Closing Date, the Stockholders or the Purchaser shall determine that any further conveyances, agreements, documents, instruments, and assurances or any further action is necessary or desirable to carry out the provisions of this Article 1, the Stockholders or the Purchaser, as the case may be, shall execute and deliver any and all proper conveyances, agreements, documents, instruments, and assurances and perform all necessary or proper acts to carry out the provisions of this Article 1.

                                   ARTICLE 2.

                              CLOSING; CLOSING DATE

         SECTION 2.1. The exchange of the Shares for the Exchange Shares as contemplated hereby (the "Closing") shall take place at 10:00 a.m. on the effective date of the Plan of Reorganization, but in no event later than June 1st, 2004, at the offices of the Purchaser (or such other time or date as the parties hereto may mutually agree in writing). The date upon which the Closing occurs is herein called the "Closing Date."

                                   ARTICLE 3.

          REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS, OTI, AND
                                     POINTE

         OTI represents and warrants to the Cadogan Stockholders and to the Purchaser as follows:

         SECTION 3.1A DUE INCORPORATION AND QUALIFICATION. OTI is duly incorporated, validly existing and in good standing and has all requisite power and authority to own, lease and operate its assets, properties and business and to conduct its business operations as now being and as heretofore conducted.

         SECTION 3.2A CAPITALIZATION. The OTI Shares are validly issued, fully paid, and non-assessable. Except for the Transactions contemplated hereby, and except as set forth on SCHEDULE 3.2A, to its actual knowledge, there are no outstanding options, warrants, subscriptions, calls, rights (including preemptive rights), commitments, conversion rights, plans, or other agreements of any character obligating OTI to authorize, issue, deliver, sell, or redeem any shares of its capital stock or any securities convertible into or evidencing the right to purchase any shares of such stock.

         SECTION 3.3A FINANCIAL STATEMENTS. Attached as SCHEDULE 3.3A are the Balance Sheets of OTI as of November 30, 2003, December 31, 2003, January 31, 2004, and February 13, 2004, and OTI's Cash Receipts and Disbursements Schedule for the three months ended January 31, 2004, for each of the three individual months therein, and for the period from February 1, 2004, through and including February 13, 2004, which financial statements fairly and accurately present the financial condition and the expenses, assets, liabilities, and changes in stockholders' equity of OTI as of the respective dates of, and for the periods referred to in, such financial statements, all in accordance with generally accepted accounting principles of the United States of America, consistent with the past practices of OTI (except, in the case of interim financial statements, for the absence of notes and being subject to year-end adjustments, none of which, as of the date hereof, would be material in nature or effect). Except as set forth in SCHEDULE 3.3A, as of the Closing, OPL does not have any material liabilities except (a) as reflected on the financial statements attached hereto and (b) current liabilities incurred in the ordinary course of business since the date thereof, none of which liabilities contemplated by this clause (b), individually or in the aggregate, would have a material adverse effect on OPL.

         SECTION 3.4A FULL DISCLOSURE. No representation or warranty of OTI contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made in the context in which made, not false or misleading.

         Pointe represents and warrants to the OTI Stockholders and to the Purchaser as follows:

         SECTION 3.5B DUE INCORPORATION AND QUALIFICATION OF CADOGAN. Cadogan is duly incorporated, validly existing and in good standing and has all requisite power and has authority to own, lease and operate its assets, properties and business as now being and as heretofore conducted.

         SECTION 3.6B CAPITALIZATION OF CADOGAN. The Cadogan Shares are validly issued, fully paid, and non-assessable. There are no outstanding options, warrants, subscriptions, calls, rights (including preemptive rights), commitments, conversion rights, plans, or other agreements of any character obligating Cadogan to authorize, issue, deliver, sell, or redeem any shares of its capital stock or any securities convertible into or evidencing the right to purchase any shares of such stock.

         SECTION 3.7B FINANCIAL STATEMENTS OF CADOGAN. Attached as SCHEDULE 3.7B are the financial statements of Cadogan as at December 31, 2003, and for the year then ended, which financial statements fairly and accurately present the financial condition and the results of operations, income, expenses, assets, liabilities, and cash flows of Cadogan as of the respective dates of, and for the periods referred to in, such financial statements, all in accordance with generally accepted accounting principles of the country of domicile, consistent with the past practices of Cadogan (except, in the case of interim financial statements, for the absence of notes and being subject to year-end adjustments, none of which, as of the date hereof, would be material in nature or effect). Except as set forth in SCHEDULE 3.7B, as of the Closing, Cadogan does not have any material liabilities except (a) as reflected on the financial statements attached hereto and (b) current liabilities incurred in the ordinary course of business since the date thereof, none of which liabilities contemplated by this clause (b), individually or in the aggregate, would have a material adverse effect on Cadogan.

         SECTION 3.8B DUE INCORPORATION AND QUALIFICATION OF OPL. OPL is duly incorporated, validly existing and in good standing and has all requisite power and has authority to own, lease and operate its assets, properties and business and to conduct the Business as now being and as heretofore conducted.

         SECTION 3.9B CAPITALIZATION OF OPL. The issued and outstanding shares of common stock of OPL, all of which are owned of record and beneficially by Cadogan, are validly issued, fully paid, and non-assessable. The 1,400,000 issued and outstanding shares of preferred stock of OPL, none of which is owned of record or beneficially by Cadogan, are validly issued, fully paid, and non-assessable and have certain cumulative dividend rights set forth on SCHEDULE 3.9B. Except as set forth on Schedule 3.9b, to Pointe's actual knowledge, there are no outstanding options, warrants, subscriptions, calls, rights (including preemptive rights), commitments, conversion rights, plans, or other agreements of any character obligating OPL to authorize, issue, deliver, sell, or redeem any shares of its respective capital stock or any securities convertible into or evidencing the right to purchase any shares of such stock.

         SECTION 3.10B FINANCIAL STATEMENTS OF OPL. Attached as (1) SCHEDULE 3.10B are the financial statements of OPL as at February 28, 2003, and for the year then ended, and the audit report thereon of Harris, Dowden & Fontaine, Chartered Accountants (S.A.) (the "Audited Statements"), and (2) SCHEDULE 3.7B are certain internally prepared, interim, consolidating financial statements of OPL as at December 31, 2003, and for the ten months then ended (the "Interim Statements" and, together with the Audited Statements, the "financial statements"). The financial statements fairly and accurately present the financial condition and the results of operations, income, expenses, assets, liabilities, changes in shareholders' equity, and cash flows of OPL as of the respective dates of, and for the periods referred to in, such financial statements, all in accordance with generally accepted accounting principles of the country of domicile, consistent with the past practices of OPL (except, in the case of the Interim Statements, for the absence of notes and being subject to year-end adjustments, none of which, as of the date hereof, would be material in nature or effect). Except as set forth in SCHEDULE 3.10B and in SCHEDULE 3.7B, as relevant, as of the Closing, OPL does not have any material liabilities except (a) as reflected on the financial statements attached hereto and (b) current liabilities incurred in the ordinary course of business since the date thereof, none of which liabilities contemplated by this clause (b), individually or in the aggregate, would have a material adverse effect on OPL.

         SECTION 3.11B FULL DISCLOSURE. No representation or warranty of Pointe contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made in the context in which made, not false or misleading.

         The Stockholders, severally but not jointly, represent and warrant to the Purchaser as follows:

         SECTION 3.12C AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. Each Stockholder has full power and capacity to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement (such other agreements and instruments are hereinafter collectively referred to as the "Transaction Documents") to consummate the transactions contemplated hereby and thereby (collectively, the "Transactions"). This Agreement has been duly executed and delivered and is the valid and binding obligation of each
Stockholder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by the Stockholders of this Agreement and the Transaction Documents, the consummation of the Transactions by the Stockholders and the performance by the Stockholders of this Agreement and each of the Transaction Documents in accordance with their respective terms and conditions will not require the approval, consent of, waiver, order or authorization of, notification to, or registration, declaration or filing with, any federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person.

         SECTION 3.13C OWNERSHIP OF THE SHARES. (a) Each Stockholder owns its respective Shares, both legally and beneficially, free and clear of any and all liens, charges or encumbrances of any kind or nature whatsoever except for restrictions imposed by Federal and state securities laws; (b) no Stockholder is bound by or subject to any voting trust arrangement, proxy, voting agreement, shareholder agreement, purchase agreement or other agreement or understanding
(i) granting any option, warrant, or other right to purchase all or any of the Shares to any person, (ii) restricting the right of such Stockholder to sell or convey the Shares, or (iii) otherwise restricting any rights of such Stockholder with respect to the Shares (including restrictions as to the voting or disposition of the Shares); (c) each Stockholder has the absolute and unrestricted right, power and capacity to sell, assign and transfer the Shares; and (d) upon transfer to the Purchaser of the Shares hereunder, the Purchaser will acquire good and valid title to the Shares, free and clear of any liens, charges or encumbrances except for restrictions imposed by Federal and state securities laws.

         SECTION 3.14C STOCK RESTRICTIONS. Each Stockholder acknowledges and understands that: (a) the Exchange Shares shall not be registered under either United States federal or state securities laws or other securities laws of any other jurisdiction, but are expected to be issued under and in reliance upon exemptions from registration provided by Section 4(2) and other provisions of the Securities Act and the regulations promulgated thereunder; (b) while the Purchaser may undertake to register certain of the Purchaser's Common Stock for public sale in the future, it has made no decision or commitment to do so, has no present intention either to do so or to consider such a registration, and, in any event, except in respect of the rights set forth in that certain Registration Rights Agreement (the "Registration Rights Agreement") attached hereto as SCHEDULE 5.3, is under no obligation to do so with respect to the Exchange Shares; (c) if in fact the Purchaser undertakes to register any of its the Purchaser's Common Stock for public sale in the future, there would be no assurance that it would be successful in causing such registration to occur;
(d) an exemption from registration with respect to the Exchange Shares may not be available under the Securities Act or may not permit such Stockholder to transfer the Exchange Shares in the amounts or at the times desired by such Stockholder; and (e) as a result of the foregoing, the Exchange Shares may be required to be held by such Stockholder indefinitely. Each Stockholder further acknowledges that each certificate evidencing Exchange Shares shall contain a legend identical to or substantially to the effect of the following:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE SHARES OR OF AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION OF SUCH SHARES UNDER THE ACT.

         SECTION 3.15C PURCHASE FOR INVESTMENT, ETC. Each Stockholder represents and warrants that: (a) it is acquiring and will acquire the Exchange Shares for its own account for investment only and not with a view to, or for sale in connection with, a distribution within the meaning of the Securities Act; (b) it has no present intention of selling or otherwise disposing of any portion of the Exchange Shares; (c) it has had access to all information regarding the Purchaser and its present and prospective business, assets, liabilities and financial condition and the backgrounds of the principals of the Purchaser, as it has deemed material to making the decision to acquire the Exchange Shares and has been afforded the opportunity to ask questions of and receive answers from senior management of the Purchaser concerning present and prospective business prospects of the Purchaser; (d) it has fully considered this information in valuing the Purchaser and assessing the merits of the Transactions and is satisfied with the consideration it is receiving hereunder for the Shares; (e) it recognizes that there may be no future market for resale of the Exchange Shares; (f) it or its investor representative has knowledge in business and financial matters and accordingly is capable of evaluating and has evaluated the merits of the Transactions; (g) it has made the determination to enter into the Transactions based upon his or its own independent evaluation and assessment of the value of the Purchaser and its present and prospective business prospects and has not relied on, or been induced to enter into this Agreement on account of, any representation or warranty of any kind or nature, whether oral or written, express or implied, except for such representations and warranties specifically set forth in this Agreement; PROVIDED, HOWEVER, that nothing contained herein to the contrary, including this subsection, shall affect any rights that any Stockholder may have under the Subscription Agreement for the initial purchase of the Shares; and (h) it is financially capable of bearing a total loss of its investment in the Exchange Shares.

         SECTION 3.16C FINDERS AND INVESTMENT BANKERS. No Stockholder has employed any broker or finder or incurred any liability for any brokerage fees, commissions, or finders' fees or incurred any liability for any brokerage fees, commissions, or finders' fees in connection with the Transactions contemplated hereby. Any compensation to be tendered to any third party in connection with the Transactions contemplated hereby shall not be deemed to be the responsibility of any of the Stockholders.

         SECTION 3.17C FULL DISCLOSURE. No representation or warranty of any Stockholder contained in this Agreement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made in the context in which made, not false or misleading.

                                   ARTICLE 4.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to each Stockholder as follows:

         SECTION 4.1 DUE INCORPORATION AND QUALIFICATION. The Purchaser is a corporation duly incorporated, validly existing under the laws of Nevada, and operating under the protection of Chapter 11 of the federal Bankruptcy laws. The Purchaser has all requisite power and authority to own, lease and operate its assets, properties and business and to conduct its business as now being conducted. The Purchaser has filed a Plan of Reorganization with the Bankruptcy Court. The Purchaser is not qualified to do business as a foreign corporation in any jurisdiction, and is not doing business in any jurisdiction, where qualification is required or the failure to qualify would have a material adverse effect on the business or operations of the Purchaser.

         SECTION 4.2 AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. The Purchaser has full authority to execute and deliver this Agreement and the other Transaction Documents, and the consummation of the Transactions will be duly authorized upon the confirmation of the Plan of Reorganization by all necessary corporate action of the Purchaser. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to the confirmation of the Plan of Reorganization.

         SECTION 4.3 THE PLAN OF REORGANIZATION. Attached hereto as SCHEDULE 4.3 is a true and correct copy of the Plan of Reorganization filed with the Bankruptcy Court.

         SECTION 4.4 CAPITALIZATION. (a) The total authorized capital stock and the number of shares to be issued upon confirmation of the Plan of Reorganization of the Purchaser is as described therein. As of the Closing, there will be no other authorized or outstanding options, warrants, subscriptions, calls, rights (including preemptive rights and rights to demand registration under the Securities Act), commitments, conversion rights, plans or other agreements of any character obligating the Purchaser to authorize, issue, deliver, sell or redeem any shares of its capital stock or any securities convertible into or evidencing the right to purchase any shares of such stock upon confirmation of the Plan of Reorganization.

         (b) The Exchange Shares to be issued pursuant to this Agreement, in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable.

         SECTION 4.5 REAL AND PERSONAL PROPERTY -- LEASED TO THE PURCHASER. The Purchaser is not a party to or otherwise bound by any lease of real or personal property.

         SECTION 4.6 COMPLIANCE WITH LAWS. The Purchaser is not in default under or in violation of any applicable order, judgment, injunction, award or decree, of any material applicable federal, state, or local statute, law, ordinance, rule or regulation including, without limitation, ERISA or the provisions of any franchise or license, or of any other material requirement of any governmental, regulatory, administrative or industry body, court or arbitrator applicable to the Purchaser.

The Purchaser is not in default under or in violation of any provisions of its Articles of Incorporation or its by-laws, or any material instrument, contract, mortgage, indebtedness, indenture or other agreement to which the Purchaser is a party or by or to which the Purchaser or any of its assets or properties may be bound or subject.

         SECTION 4.7 NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the Transactions will not (a) result in a violation of the Purchaser's Articles of Incorporation or By-laws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Purchaser is a party, or (c) result in a violation of any law, rule, regulation, by-law, directive, order, judgment or decree (including federal, state, provincial and municipal securities laws and regulations) applicable to the Purchaser or by which any of its property or assets is bound or affected, except to the extent that matters within clauses (b) and (c), immediately above, would not have a material adverse effect on the business properties, assets, operations, liabilities, financial condition or prospects of the Purchaser, or the ability of the Purchaser to perform this Agreement and the other Transaction Documents.

         SECTION 4.8 LABOR AGREEMENTS, EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS. The Purchaser is not a party to (a) any union collective bargaining, works council, or similar agreement or arrangement, (b) any qualified or non-qualified pension, retirement, severance, profit-sharing, deferred compensation, bonus, stock option, stock purchase, retainer, consulting, health, welfare or incentive plan or agreement, oral or written, whether legally binding or not, (c) any plan or policy providing for employee benefits, including but not limited to vacation, disability, sick leave, medical, hospitalization, life and other insurance plans, and related benefits, or (d) any employment agreement. The Purchaser is not presently a party to any "employee leasing" agreement or arrangement, nor does the Purchaser have any liability in respect of any such agreement or arrangement to which it was, at any time, a party, but which is no longer in effect.

         SECTION 4.9 STOCK RESTRICTIONS. The Purchaser acknowledges and understands that the Shares shall not be registered under either United States federal or state securities laws or other securities laws of any other jurisdiction, but are expected to be transferred to the Purchaser under and in reliance upon exemptions from registration provided by Section 4(2) and other provisions of the Securities Act and the rules and regulations promulgated thereunder. The Purchaser further acknowledges that the certificate(s) evidencing its ownership of shares in each of OTI and Cadogan following the acquisition of the Shares in accordance herewith, shall contain a legend identical to or substantially to the effect of the following:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE SHARES OR OF AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH TRANSFER WILL NOT REQUIRE REGISTRATION OF SUCH SHARES UNDER THE ACT.

         SECTION 4.10 PURCHASE FOR INVESTMENT. The Purchaser: (a) is acquiring and will acquire the Shares for its own account for investment only and not with a view to, or for sale in connection with, a distribution within the meaning of the Securities Act; (b) has no present intention of selling or otherwise disposing of any portion of the Shares; (c) has had access to all information regarding each of OTI and Cadogan and its present and prospective business, assets, liabilities and financial condition and the backgrounds of its principals, as it has deemed material to making the decision to acquire the Shares and has been afforded the opportunity to ask questions of and receive answers from senior management of each of OTI and Cadogan concerning present and prospective business prospects of each of OTI and Cadogan; (d) has fully considered this information in valuing each of OTI and Cadogan and assessing the merits of the Transaction and is satisfied with the consideration it is receiving hereunder for the Exchange Shares; (e) has knowledge in business and financial matters and accordingly is capable of evaluating and has evaluated the merits of the Transactions contemplated hereby, and (f) has made the determination to enter into the Transactions based upon its own independent evaluation and assessment of the value of each of OTI and Cadogan and its present and prospective business prospects and has not relied on, or been induced to enter into this Agreement on account of, any representation or warranty of any kind or nature, whether oral or written, express or implied, except for such representations and warranties of Stockholder as are specifically set forth in this Agreement.

         SECTION 4.11 OWNERSHIP OF THE EXCHANGE SHARES. (a) The Purchaser is not bound by or subject to any voting trust arrangement, proxy, voting agreement, shareholder agreement, purchase agreement or other agreement or understanding, except as contemplated hereunder, (i) granting any option, warrant or other right to purchase all or any of the Exchange Shares to any person, (ii) restricting the right of the Purchaser to sell or convey the Exchange Shares, or
(iii) otherwise restricting any rights of the Purchaser with respect to the Exchange Shares (including restrictions as to the voting or disposition of the Exchange Shares); (b) the Purchaser has the absolute and unrestricted right, power and capacity to issue and sell the Exchange Shares, and (c) upon issuance to the Stockholders of the Exchange Shares hereunder, the Stockholders will acquire good and valid title to the Exchange Shares, free and clear of any liens, charges or encumbrances except as contemplated hereunder.

         SECTION 4.12 FINDERS AND INVESTMENT BANKERS. Except as disclosed in the Disclosure Statement and Plan of Reorganization, the Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions, or finders' fees or incurred any liability for any brokerage fees, commissions, or finders' fees in connection with the Transactions contemplated hereby.

         SECTION 4.13 CERTAIN TAX ISSUES. The Purchaser has not incurred any material Federal or state tax obligations that are not the subject of or disclosed in the Plan of Reorganization.

         SECTION 4.14 FULL DISCLOSURE. All documents and other papers delivered by or on behalf of the Purchaser in connection with this Agreement and the Transactions, including the Plan, are, to the best of the Purchaser's knowledge, authentic, and true and complete in all material respects. No representation or warranty of the Purchaser contained in this Agreement, and no document or other paper furnished by or on behalf of the Purchaser pursuant to this Agreement or in connection with the Transactions, including the Plan, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made in the context in which made, not false or misleading. To the Purchaser's best knowledge, there is no fact that the Purchaser has not disclosed to the Stockholders that materially adversely affects, or so far as the Purchaser can now foresee, will materially adversely affect, the assets, properties, business, operations or condition (financial or otherwise) of the Purchaser or the ability of the Purchaser to perform this Agreement.



                                   ARTICLE 5.

                     COVENANTS AND AGREEMENTS OF THE PARTIES

         SECTION 5.1 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Any legal action, suit or proceeding arising out of or relating to this Agreement or the Transactions contemplated hereby shall be instituted in any state or federal court of competent jurisdiction located in Los Angeles County, California, and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the exclusive jurisdiction of any such court in any such action, suit, or proceeding.

         SECTION 5.2 EXPENSES. Each of the parties to this Agreement shall, except as otherwise specifically provided in Article 8, bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transactions contemplated hereby, including without limitation, all fees and expenses of agents, representatives, counsel and accountants.

         SECTION 5.3 REGISTRATION RIGHTS AGREEMENT. The Purchaser shall execute and deliver the Registration Rights Agreement, in the form attached hereto as
SCHEDULE 5.3, to (i) those Stockholders of OTI who are parties to an analogous registration rights agreement with OTI and (ii) any other Stockholders of OTI who received OTI Shares from any Stockholder of OTI referenced in subsection
(i), above.

                                   ARTICLE 6.

                    CONDITIONS TO THE PURCHASER'S OBLIGATIONS

         The obligations of the Purchaser to consummate the Transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of the Purchaser to waive any one or more of such conditions:

         SECTION 6.1 REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The representations and warranties of the Stockholders contained in this Agreement, including the Schedules hereto, and in the certificates to be delivered to the Purchaser pursuant hereto and in connection herewith shall be true and correct in all material respects (except to the extent any such representations and warranties is already qualified as to materiality in Article 3, in which case, such representations and warranties shall be true and correct without further qualifications as to materiality under this Section 6.1) on the date hereof and on the Closing Date as though such representations and warranties were made on the Closing Date, except for representations and warranties made as of a specific date which shall be true and correct on the Closing Date as of such specific date.

         SECTION 6.2 PERFORMANCE OF THIS AGREEMENT. The Stockholders shall have duly performed or complied in all material respects with all of the obligations to be performed or complied with by him under the terms of this Agreement on or prior to the Closing Date.

         SECTION 6.3 SATISFACTORY BUSINESS REVIEW. The Purchaser has satisfied itself, after receipt and consideration of the Schedules and after the Purchaser and its representatives conducted a thorough review of each of the Business and of OTI, that none of the information revealed thereby has resulted in, or in the opinion of the Purchaser, may result in, a material adverse change in the assets, properties, business or condition (financial or otherwise) of each of OTI and Cadogan.

         SECTION 6.4 THIRD-PARTY CONSENTS. All consents, permits and approvals from parties to contracts or other agreements with each of OTI and Cadogan that may be required in connection with the performance by the Stockholders of their obligations under this Agreement or the continuance of such contracts or other agreements after the Closing shall have been obtained.

         SECTION 6.5 CHARTER DOCUMENTS. The Purchaser shall have received a copy of the Certificates of Incorporation, certified as true and complete as of a recent date by the appropriate governmental authority or jurisdiction of incorporation for OTI and Cadogan.

         SECTION 6.6 BY-LAWS. The Purchaser shall have received a copy of the By-Laws, or equivalent, as in effect on the date of the Closing for OTI and Cadogan.

         SECTION 6.7 GOOD STANDING. The Purchaser shall have received certificates of good standing, existence or its equivalent with respect to each of OTI and Cadogan, certified as of a recent date by the appropriate governmental authority of the Company's jurisdiction of incorporation, and each other jurisdiction in which the failure to so qualify and be in good standing would have a material adverse effect on the Company and its Business.

         SECTION 6.8 LITIGATION. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought (i) to restrain, prohibit, invalidate or set aside (in whole or in part) the Transactions contemplated by this Agreement, (ii) to affect the right of the Company to operate or control, after the Closing Date, its assets, properties and businesses (in whole or in part), or (iii) to obtain damages or a discovery order in connection with this Agreement or the consummation of the Transactions contemplated hereby.

         SECTION 6.9 CONFIRMATION OF PLAN OF REORGANIZATION. The Bankruptcy Court's order confirming the Plan of Reorganization of the Purchaser shall have become a final, nonappealable order.

                                   ARTICLE 7.

                   CONDITIONS TO THE STOCKHOLDERS' OBLIGATIONS

         The obligations of the Stockholders to consummate the Transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of the Stockholders to waive any one or more of such conditions:

         SECTION 7.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The representations and warranties of the Purchaser contained in this Agreement, including the Schedules hereto, and in the certificates to be delivered to the Stockholders pursuant hereto and in connection herewith shall be true and correct in all material respects (except to the extent any such representations and warranties is already qualified as to materiality in Article 4, in which case, such representations and warranties shall be true and correct without further qualifications as to materiality under this Section 7.1) on the date hereof and on the Closing Date as though such representations and warranties were made on the Closing Date except for representation and warranties made as of a specific date which shall be true and correct on the Closing Date as of such specific date.

         SECTION 7.2 PERFORMANCE OF THIS AGREEMENT. The Purchaser shall have duly performed or complied in all material respects with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date.

         SECTION 7.3 CERTIFIED RESOLUTIONS. The Purchaser shall have delivered to the Stockholders copies of board resolutions approving and adopting this Agreement and the other Transaction Documents and authorizing the Transactions, certified as true and correct by the Secretary of the Purchaser.

         SECTION 7.4 THIRD-PARTY CONSENTS. All consents, permits and approvals from parties to contracts or other agreements with the Purchaser that may be required in connection with the performance by the Purchaser of its obligations under this Agreement or the continuance of such contracts or other agreements after the Closing shall have been obtained.

         SECTION 7.5 CHARTER DOCUMENTS. The Stockholders shall have received a copy of the Articles of Incorporation, certified as true and complete as of a recent date by the appropriate governmental authority or jurisdiction of incorporation for the Purchaser.

         SECTION 7.6 CONFIRMATION OF PLAN OF REORGANIZATION. The Bankruptcy Court's order confirming the Plan of Reorganization of the Purchaser shall have become a final, nonappealable order.

         SECTION 7.7 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, in the form attached hereto as SCHEDULE 5.3, shall have been executed and delivered by each of (i) those Stockholders of OTI who are parties to an analogous registration rights agreement with OTI, (ii) any other Stockholders of OTI who received OTI Shares from any Stockholder of OTI referenced in subsection
(i), above, and (iii) the Purchaser,.

                                   ARTICLE 8.

                            INDEMNIFICATION; SURVIVAL

         SECTION 8.1 OBLIGATION OF THE STOCKHOLDERS TO INDEMNIFY. Each Stockholder, severally but not jointly, agrees to indemnify, defend and hold harmless the Purchaser as of the date of this Agreement and its respective directors, officers, legal representatives, successors, and assigns, from and against any and all losses, liabilities, damages, deficiencies, actions, suits, proceedings, claims, demands, orders, assessments, amounts paid in settlement, fines, and reasonable costs and expenses (including interest, penalties and reasonable attorneys' fees and disbursements and reasonable investigative costs) (collectively, "Losses") based upon, arising out of or otherwise in respect of
(i) any breach in any of the representations and warranties of such Stockholder set forth in Sections 3.12c through and including 3.17c hereof and (ii) any breach or non-fulfillment of any of the covenants or agreements of such Stockholder contained in this Agreement.

         SECTION 8.2 OBLIGATION OF THE PURCHASER TO INDEMNIFY. The Purchaser agrees to indemnify, defend and hold harmless the Stockholders, and, as to the individual Stockholders, their respective heirs, legal representatives, successors, and assigns, and as to the entity Stockholder, its equity holders as of the date of this Agreement and their respective directors, officers, heirs, legal representatives, successors, and assigns, from and against any and all Losses based upon, arising out of or otherwise in respect of (i) any breach in any of the representations and warranties of the Purchaser set forth in Article 4 hereof, (ii) any breach in any of the representations and warranties of the Purchaser set forth in any other provision hereof and (iii) any breach or nonfulfillment of any covenant or agreement of the Purchaser contained in this Agreement.

         SECTION 8.3 OBLIGATION OF OTI TO INDEMNIFY. OTI agrees to indemnify, defend and hold harmless the Cadogan Stockholders and the Purchaser, and, as to any individual Cadogan Stockholders, their respective heirs, legal representatives, successors, and assigns, and as to the Cadogan entity
Stockholder, its equity holders as of the date of this Agreement and their respective directors, officers, heirs, legal representatives, successors, and assigns, from and against any and all Losses based upon, arising out of or otherwise in respect of (i) any breach in any of the representations and warranties of OTI set forth in Sections 3.1a through and including 3.4a hereof and (ii) any breach or nonfulfillment of any covenant or agreement of OTI contained in this Agreement.

         SECTION 8.4 OBLIGATION OF POINTE TO INDEMNIFY. Pointe agrees to indemnify, defend and hold harmless the OTI Stockholders and the Purchaser, and, as to any individual OTI Stockholders, their respective heirs, legal representatives, successors, and assigns, and as to any OTI entity Stockholders, their equity holders as of the date of this Agreement and their respective directors, officers, heirs, legal representatives, successors, and assigns, from and against any and all Losses based upon, arising out of or otherwise in respect of (i) any breach in any of the representations and warranties of Pointe set forth in Sections 3.5b through and including 3.11b hereof and (ii) any breach or nonfulfillment of any covenant or agreement of Pointe contained in this Agreement.

         SECTION 8.5 CLAIMS NOTICE. Each party hereto (an "Indemnified Party") shall, promptly upon becoming aware of any event or circumstance (an "Indemnifiable Event"), which, in his or its reasonable judgment, may result in a Loss for which the Indemnified Party could assert a right of indemnification against any other party (or parties) hereto (the "Indemnifying Party") under this Article 8, give notice thereof (the "Claims Notice") to the Indemnifying Party (but the obligations of the Indemnifying Party under this Article 8 shall not be impaired by the Indemnified Party's failure to give such notice, except to the extent that said failure actually prejudices the rights of the Indemnifying Party). The Claims Notice shall describe the Indemnifiable Event in reasonable detail, shall indicate whether the Indemnifiable Event involves a "Third-Party Claim" (defined below), and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnified Party. In such event, the Indemnifying Party shall, within fifteen (15) business days after receipt of the Claims Notice, give notice to the Indemnified Party of whether he or it intends to dispute the claim described in the Claims Notice (the "Response Notice"). If the Indemnifying Party timely disputes the Claims Notice as provided above, the Indemnified Party shall, for a period of not more than fifteen (15) business days after receipt of the Response Notice (or less, if the nature of the Indemnifiable Event so requires), seek out a negotiated settlement of the dispute with the Indemnifying Party and shall refrain during that period from commencing any judicial proceeding or other action to enforce this Article 8. If, despite their good faith negotiations, the parties are unable to resolve the dispute within the aforesaid period (or if the Indemnifying Party fails to timely give the Response Notice), the Indemnified Party shall be free to exercise all rights and remedies available to him or it hereunder, at law in equity or otherwise to enforce his or its rights under this
Article 8. As used herein, "Third Party Claim" means any demand, claim or circumstance which, with the lapse of time or otherwise, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation against the Indemnified Party by any other person.

         SECTION 8.6 OPPORTUNITY TO DEFEND AGAINST THIRD PARTY CLAIMS. If the Claims Notice relates to a Third-Party Claim, the Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, such Third-Party Claim. If the Indemnifying Party elects to compromise or defend such Third-Party Claim, it shall within 30 business days (or sooner, if the nature of the Third-Party Claim so requires) after his or its receipt of the Claims Notice, notify the Indemnified Party of its intent to do so, and the Indemnified Party shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Third-Party Claim. If the Indemnifying Party elects not to compromise or defend such Third-Party claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnified Party may pay, compromise or defend such Third-Party Claim. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnified Party may settle or compromise any claim over the objection of the other; PROVIDED, HOWEVER, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the Indemnified Party and the Indemnifying Party may participate, at their own expense, in the defense of such Third-Party Claim. If the Indemnifying Party chooses to defend any claim, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. The Indemnifying Party shall be subrogated to all rights and remedies of the Indemnified Party to the extent of any indemnification provided by the Indemnifying Party to the Indemnified Party.

         SECTION 8.7 LIMITATION ON INDEMNIFICATION. Indemnified Parties hereunder shall be entitled to receive indemnification under this Article 8 only if and to the extent the aggregate amount of indemnification due to such Indemnified Parties hereunder exceeds $50,000.

         SECTION 8.8 SURVIVAL. Notwithstanding the investigations by the parties hereto of each other's affairs, and notwithstanding any knowledge of facts determined or determinable by such parties pursuant to such investigation, each of the Stockholders and the Purchaser shall have the right to rely fully upon the representations, warranties, covenants, and agreements of the other parties contained in this Agreement. The representations and warranties of the parties contained herein shall survive the Closing for the duration of the applicable statute of limitations. A claim for indemnification hereunder must be asserted by a party seeking indemnification within the respective period of survival.

         SECTION 8.9 INDEMNIFICATION EXCLUSIVE REMEDY. The parties hereto acknowledge and confirm that, except in the event of fraud, the indemnification procedures described in this Article 8 shall be the sole and exclusive remedies available to them for any breach or non-fulfillment of the representations, warranties, covenants, agreements, and other provisions of this Agreement.

                                   ARTICLE 9.

                                   TERMINATION

         SECTION 9.1  TERMINATION.  Anything herein or elsewhere to the contrary
notwithstanding,   this  Agreement  may  be  terminated  and  the   transactions
contemplated hereby abandoned at any time prior to the Closing Date:


         (a) By mutual consent of all of the Stockholders on the one hand and the Purchaser on the other hand; or

         (b) By all of the  Stockholders  if any of the  conditions set forth in
Article 7 hereof shall have become incapable of fulfillment, and shall not have been waived by the Stockholders; or

         (c) By the Purchaser if any of the conditions set forth in Article 6 hereof shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or

         (d) By all of the Purchaser or the Stockholders if the Closing has not occurred on or before June 1st, 2004.

         SECTION 9.2 EFFECTS OF TERMINATION. If this Agreement is terminated and the Transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect, except for the provisions of Section 5.2 relating to expenses.

                                   ARTICLE 10.

                                  MISCELLANEOUS

         SECTION 10.1 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three (3) days after the date of deposit in the mails, as follows:

         (i)      if to the Stockholders, to:

                  The addresses and facsimile numbers set forth on Schedule 1 with copies to:

                  (which shall not constitute notice)

                  Joseph S. Radovsky Greene Radovsky Maloney + Share LLP Four Embarcadero Center, Suite 4000 San Francisco, California 94111
                  Facsimile: 415-777-4961

                  And

                  Pierce Loughran
                  Loughran + Co.
                  38 Hertford Street
                  London, England W1J 7SG

                  Facsimile: 011-44-207-355-4975

         (ii)     if to the Purchaser, to:




                  Cetalon Corporation 1801 Century Park East, Suite 1830 Los Angeles, California 90067 Facsimile: 310-226-8553

                  with a copies to:
                  (which shall not constitute notice)

                  Martin J. Brill

                  Levene, Neale, Bender, Rankin + Brill L.L.P.
                  1801 Avenue of the Stars, Suite 1120
                  Los Angeles, California 90067
                  Facsimile: 310-229-1244

                  And

                  Thomas Stepp

                  Stepp Law Group, A Professional Corporation
                  32 Executive Park, Suite 105
                  Irvine, California 92614
                  Facsimile: 949-660-9010

         (iii)    if to OTI, to:

                  Optron Technologies, Inc.
                  1801 Century Park East, Suite 1830
                  Los Angeles, California 90067
                  Facsimile: 310-226-8553

                  with a copy to:
                  (which shall not constitute notice)

                  Randolf W. Katz
                  Bryan Cave LLP

                  2020 Main Street, Suite 600
                  Irvine, California 92614
                  Facsimile: 949-223-7100

         (iv)     if to Pointe:

                  Pointe Capital Limited
                  c/o Loughran + Co.
                  38 Hertford Street
                  London, England W1J 7SG
                  Facsimile: 011-44-207-355-4975
                  with copy to:
                  (which shall not constitute notice)

                  Pierce Loughran
                  Loughran + Co.
                  38 Hertford Street
                  London, England W1J 7SG

                  Facsimile: 011-44-207-355-4975

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

         SECTION 10.2 ENTIRE AGREEMENT. This Agreement (including the schedules and exhibits) and the agreements referred to herein and/or executed in connection with the consummation of the Transactions contemplated herein contain the entire agreement among the parties with respect to the exchange of the Shares for the Exchange Shares and the related transactions, and supersedes all prior agreements, written or oral, with respect thereto; PROVIDED, HOWEVER, that nothing contained in this Agreement shall affect any rights that any Stockholder may have under the Subscription Agreement for the initial purchase of the Shares.

         SECTION 10.3 WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the parties waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         SECTION 10.4 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of California, applicable to agreements made and to be performed entirely within such State (without giving effect to conflicts of law principles thereof).

         SECTION 10.5 BINDING EFFECT; NO ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. Nothing contained herein is intended or shall be construed as creating third party beneficiaries to this Agreement. This Agreement is not assignable except by operation of law.

         SECTION 10.6 VARIATIONS IN PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         SECTION 10.7 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         SECTION 10.8 EXHIBITS AND SCHEDULES. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         SECTION 10.9 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                                    CETALON CORPORATION

                                    By:/s/ A. John A. Bryan Jr.
                                        -----------------------
                                        A. John A. Bryan Jr.,
                                        Chief Executive Officer

                                    OPTRON TECHNOLOGIES, INC.

                                    [As to its  representations  and  warranties
                                    set forth in Sections 3.1a,  3.2a, 3.3a, and
                                    3.4a,  all of which  are made as of the date
                                    hereof,  except as the  representations  and
                                    warranties  set forth in  Section  3.3a have
                                    been updated through and including  February
                                    13, 2004; its indemnification obligations in
                                    Section   8.3;    and   the    miscellaneous
                                    provisions in Article 10 only]

                                    By: /s/ A. John A. Bryan Jr.
                                        -----------------------
                                        A. John A. Bryan Jr.,
                                        Chief Executive Officer

                                    POINTE CAPITAL LIMITED

                                    [As to its  representations  and  warranties
                                    set  forth in  Sections  3.5b,  3.6b,  3.7b,
                                    3.8b,   3.9b,    3.10b,   and   3.11b;   its
                                    indemnification  obligations in Section 8.4;
                                    and the miscellaneous  provisions in Article
                                    10 only]

                                    By: /s/ Pierce Loughran
                                        -----------------------
                                        Pierce Loughran,
                                        authorized signatory

                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]

                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]

                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]


                                    By:
                                        -----------------------


                                    [STOCKHOLDER]

                                     SCHEDULE 1

    Name, Address, Facsimile Number                 Number of Shares
    -------------------------------                 ----------------

                                  SCHEDULE 3.2A

                  EXCEPTION SCHEDULE REGARDING OTI'S SECURITIES

None.

                                  SCHEDULE 3.3A

                  [FINANCIAL STATEMENTS OF OTI ATTACHED HERETO]

                                  SCHEDULE 3.7B

         [FINANCIAL STATEMENTS OF CADOGAN AND LISTING OF ANY ADDITIONAL
                    LIABILITIES OF CADOGAN ATTACHED HERETO]

                                  SCHEDULE 3.9B

                              Acquisition Agreement
                                  by and among
           Cornelis Christoffel Kruger, Johann Erbe, Optron (Pty) Ltd,
                           and Nicon Systems (Pty) Ltd
                   with an effective date of November 1, 2003

                                 SCHEDULE 3.10B

                 [FINANCIAL STATEMENTS OF OPL AND LISTING OF ANY
                 ADDITIONAL LIABILITIES OF OPL ATTACHED HERETO]

                                  SCHEDULE 4.3

                    [PLAN OF REORGANIZATION ATTACHED HERETO]


                                      -28-

                                  SCHEDULE 5.3

                 [REGISTRATION RIGHTS AGREEMENT ATTACHED HERETO]















                                      -29-